Related Party Transactions	6 Months Ended
Jun. 30, 2023
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 13 — RELATED PARTY TRANSACTIONS

a.	Due to a related party

As of June 30, 2023, due to a related party of $186,388 primarily represented advances provided by Mr. Gang Li, Chairman of the Company, to fund the Company’s operations. These payables were unsecured, non-interest bearing, and due on demand. All expenses and liabilities were paid by Mr. Gang Li on behalf of the Company, and recorded in the Company’s unaudited condensed consolidated financial statements in a timely manner. The outstanding amount is expected to be repaid before June 30, 2024.

b.	Other related party transactions

Several related parties provided guarantees in connection with the Company’s loan borrowed from Huaxia Bank (see Note 12).